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                                                                     EXHIBIT 1.1

                           BAUSCH & LOMB INCORPORATED

                                   $50,000,000

                      5.90% Senior Notes Due August 1, 2008

                             Underwriting Agreement

                                                              New York, New York
                                                                   July 29, 2003

Citigroup Global Markets Inc.
As Representative of the several
Underwriters named in Schedule I
c/o  Citigroup Global Markets Inc.
     388 Greenwich Street
     New York, New York 10013

Ladies and Gentlemen:

     Bausch & Lomb Incorporated (the "Company"), a corporation organized under the laws of the State of New York , proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $50,000,000 principal amount of its 5.90% Senior Notes Due August 1, 2008 (the "Securities"), to be issued pursuant to the indenture, dated as of September 1, 1991, between the Company and Citibank, N.A., as trustee (the "Trustee"), as amended by Supplemental Indenture No. 1, dated May 13, 1998, Supplemental Indenture No. 2 dated July 29, 1998, Supplemental Indenture No. 3 dated November 21, 2002, and proposed to be amended by Supplemental Indenture No. 4 to be dated the Closing Date (as defined herein) (collectively, the "Indenture") providing for the issuance of debt securities, among other things. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in
Section 17 hereof.

          1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

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          (a)  The Company meets the requirements for use of Form S-3 under the
     Act and has prepared and filed with the Commission a registration statement (file number 333-90468) on Form S-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission a final prospectus in accordance with Rule 424(b). The Company has included in such registration statement, as amended at the Effective Date, all information required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Prospectus, including any supplements thereto, will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder. On the Effective Date and at the Closing Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder. On the date of any filing pursuant to Rule 424(b), the Prospectus did not, and on the Closing Date, the Prospectus, including any supplement thereto, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto). The statistical and market-related data included in the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate.

          (c) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any further documents so filed and incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when such documents are filed with the Commission, will conform in all

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     material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and when read together with the other information in the Registration Statement and the Prospectus, as the case may be, at the time issued did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest financial statements of the Company included or incorporated by reference in the Prospectus, any material loss or interference with its business that is material to the business of the Company and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendment or supplement thereto) and, since the respective dates as of which information is given in the Prospectus, there has not been any material change in the capital stock or any material increase in the consolidated short-term or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not in the ordinary course of business (a "Material Adverse Change"), otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendment or supplement thereto after the date hereof).

          (e) The Company (i) is a corporation duly organized, validly existing and subsisting under the laws of the State of New York, (ii) has the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, (iii) is duly qualified as a foreign corporation to transact business and is in good standing (with respect to the jurisdictions which recognize such concept) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

          (f) Each subsidiary of the Company is a corporation, partnership, limited liability company or business trust duly incorporated or organized, validly existing and in good standing (to the extent the jurisdiction of its incorporation recognizes such concept) under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, except where the failure to be so organized or to have such power and authority would not result in a Material Adverse Effect; each such subsidiary is duly qualified as a foreign corporation or organization to transact business and is in good standing (with respect to the jurisdictions which recognize such concept) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not result in a Material Adverse Effect.

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          (g)  The Company has outstanding equity capitalization as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to employee benefit plans or agreements or pursuant to the exercise of convertible securities or options), and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. Except as otherwise disclosed in the Prospectus, all of the issued and outstanding shares of capital stock or other ownership interests of each subsidiary of the Company which constitutes a "significant subsidiary" as defined in Item 1-02(w) of Regulation S-X (each a "Significant Subsidiary") are owned by the Company directly or through subsidiaries (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law), free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as described in the Prospectus and except for such security interests, mortgages, pledges, liens, encumbrances, claims or equities that are immaterial to the Company and its subsidiaries taken as a whole.

          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The Securities have been duly authorized, and, when delivered pursuant to this Underwriting Agreement, will have been duly executed, issued and delivered and (assuming the due authentication thereof by the Trustee) will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles and will be entitled to the benefits provided by the Indenture.

          (j) The Indenture has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (k) The Indenture conforms, and the Securities will conform, in all material respects, to the descriptions thereof contained in the Prospectus.

          (l) The issuance and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and the consummation of the transactions herein and therein contemplated, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, the conflict, breach or violation of

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     which would have a Material Adverse Effect, or affect the validity of the
     Securities or the legal authority of the Company to comply with the terms of the Securities, the Indenture or this Agreement, (ii) result in any violation of the provisions of the organizational documents of the Company or any of its Significant Subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, the violation of which would have a Material Adverse Effect or affect the validity of the Securities or the legal authority of the Company to comply with the Securities, the Indenture or this Agreement.

          (m) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company is required for the issuance and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except for (i) such consents, approvals, authorizations, orders, registrations, filings or qualifications which shall have been obtained or made prior to the Closing Date, (ii) as may be required by the securities or blue sky laws of the various states, the Securities Act, the Trust Indenture Act and the securities laws of any jurisdiction outside the United States in which the Securities are offered or (iii) such consents, approvals, authorizations, orders, registrations, filings and/or qualifications which, if not obtained, would not have a Material Adverse Effect or affect the validity of the Securities or the legal authority of the Company to comply with the Securities, the, the Indenture or this Agreement.

          (n) Other than as set forth in the Prospectus (i) there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which if determined adversely to the Company or such subsidiary, would individually or in the aggregate, have a Material Adverse Effect or which would materially and adversely affect the consummation of the transactions contemplated under this Agreement or the Indenture or the performance by the Company of its obligations hereunder or thereunder and (ii) to the Company's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (o) PricewaterhouseCoopers LLP, who have certified the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus, are independent public accountants with respect to the Company as required by the Securities Act and the rules and regulations of the Commission thereunder.

          (p) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference into the Prospectus, present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles in the United States, applied on a consistent basis throughout the periods involved (except as otherwise

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     noted therein); the selected financial data set forth under the caption
     "Selected Financial Information" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.

          (q) In the ordinary course of its business, the Company periodically reviews the effect of applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") on the business, operations and properties of the Company and its subsidiaries. In the course of that review, the Company uses reasonable business efforts to identify any processes or sites which are reasonably likely to require any capital or operating expenditures for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval; and to evaluate associated costs and liabilities with respect to such actions, any related constraints on operating activities, and any potential liabilities to third parties. On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in the Prospectus.

          (r) Other than as set forth in the Prospectus: (i) the Company and its subsidiaries take commercially reasonable steps to determine that they own or have the right to use all patents, trademarks, service marks, trade names, copyrights, trade secrets and confidential information ("Intellectual Property") used in the business of the Company and its subsidiaries as described in the Prospectus and have taken all commercially reasonable steps to secure assignments of such Intellectual Property from their respective employees and contractors, except where the failure to own, have the right to use or take such steps to secure assignments of such Intellectual Property would not reasonably be expected to have a Material Adverse Effect; (ii) to the Company's knowledge, none of the technology employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiaries in violation of any contractual or fiduciary obligation binding on the Company, its subsidiaries, or any of their respective directors or executive officers or any of their respective employees or consultants, except for such violations that would not reasonably be expected to have a Material Adverse Effect; and (iii) the Company and its subsidiaries have taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of their own confidential information, except where the failure to take or maintain such measures would not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Prospectus, to the Company's knowledge, neither the Company nor any of its subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties. Except as set forth in the Prospectus, the Company and its subsidiaries have not received any written charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation of the Intellectual Property of any third party (including any claim that the Company or any of its subsidiaries must license or refrain from using any intellectual property rights of any third party) which, if the subject of any decision, ruling or finding adverse to the ability of the Company to use such rights, the Company would, individually or in the aggregate, have a Material Adverse Effect.

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          (s)  The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (t) The Company has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (u) Any certificate signed by any officer of the Company and delivered pursuant to this Agreement to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

          2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby agrees to sell to the Underwriters, and the Underwriters, upon the basis of the representations and warranties of the Company herein contained, but subject to the conditions hereinafter stated, agree severally and not jointly to purchase from the Company, the aggregate principal amount of Securities set forth opposite their respective names on Schedule I hereto, at a purchase price of 98.983% of the principal amount of the Securities plus accrued interest, if any, from August 1, 2003, to the Closing Date.

          3. DELIVERY AND PAYMENT. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on August 1, 2003, or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate; provided, however, that such date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

          4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public in a bona fide public offering as set forth in the Prospectus.

          5. AGREEMENTS. The Company agrees with the several Underwriters that:

          (a) The Registration Statement is, and at the Closing Date will be, effective. Prior to the termination of the offering of the Securities, whether upon the Closing Date or upon the termination of this Agreement, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b)

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     Registration Statement unless the Company has furnished to the
     Representative a copy for review by the Representative prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects unless the Company is advised by its counsel that such amendment or supplement is required to be filed in order for the Company to be in compliance with applicable laws and regulations or this Agreement. Subject to the foregoing sentence, the Company will cause the Prospectus, properly completed, and any supplement thereto, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (1) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representative of such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to the Underwriters in such quantities as the Underwriters may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or

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     dealer may be required by the Act, as many copies of each Preliminary
     Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities in any jurisdiction where it is not now so subject .

          (f) The Company will not from the date hereof through the Closing Date, without the prior written consent of Citigroup Global Markets Inc., offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company), directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company other than the Securities.

          (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) The Registration Statement is, and as of the Closing Date will be, effective; and the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have requested and caused Robert B. Stiles, Senior Vice President and General Counsel for the Company, to have furnished to the Representative his opinion, dated the Closing Date and addressed to the Representative, to the effect that:

                (i) the Company has been duly incorporated and is validly existing as a corporation subsisting under the laws of the State of New York, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

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                (ii)   the Company is duly qualified as a foreign corporation to
          transact business and is in good standing (with respect to the jurisdictions which recognize such concept) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not have a Material Adverse Effect;

                (iii) each Significant Subsidiary is a corporation, partnership, limited liability company or business trust duly incorporated or organized, validly existing and in good standing (to the extent the jurisdiction of its incorporation recognizes such concept) under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing (with respect to the jurisdictions which recognize such concept) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Prospectus all of the issued and outstanding capital stock or other ownership interests of each Significant Subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law and/or shares of those subsidiaries for which the Company does not own all of the outstanding capital stock as described on an exhibit to the opinion) are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as described in the Prospectus and except for such security interests, mortgages, pledges, liens, encumbrances, claims or equities that are immaterial to the Company and its subsidiaries taken as a whole;

                (iv) the Agreement has been duly authorized, executed and delivered by the Company;

                (v) the Securities have been duly authorized, executed and delivered and (assuming the due authentication thereof by the Trustee) constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles and will be entitled to the benefits provided by the Indenture;

                (vi) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and the Indenture has been qualified under the Trust Indenture Act;

                (vii) the Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus;

                (viii) the issuance and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and the consummation of the transactions herein and therein contemplated, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Significant Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, which would have a Material Adverse Effect or affect the validity of the Securities or the legal authority of the Company to comply with the terms of the Securities, the Indenture or this Agreement, (ii) result in any violation of the provisions of the organizational documents of the Company or any of its Significant Subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties which would have a Material Adverse Effect or affect the validity of the Securities or the legal authority of the Company to comply with the Securities, the Indenture or this Agreement;

                (ix) no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company is required for the issuance and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except for (i) such consents, approvals, authorizations, orders, registrations, filings or qualifications which shall have been obtained or made prior to the Closing Date, (ii) as may be required by the securities or blue sky laws of the various states, the Securities Act, the Trust Indenture Act and the securities laws of any jurisdiction outside the United States in which the Securities are offered or (iii) such consents, approvals, authorizations, orders, registrations, filings and/or qualifications which, if not obtained, would not have a Material Adverse Effect or affect the validity of the Securities or the legal authority of the Company to comply with the Securities, the, the Indenture or this Agreement;

                (x) the Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity

          "controlled" by an "investment company" as such terms are defined in the Investment Company Act;

                (xi) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                (xii) the documents incorporated by reference in the Registration Statement and the Prospectus, other than the financial statements and the other financial information contained or incorporated by reference therein or omitted therefrom, or the information in the Form T-1 forming a part of the Registration Statement, as to which such counsel need express no opinion, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and

                (xiii) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus, other than the financial statements and the other financial information contained or incorporated by reference therein or omitted therefrom, or the information in the Form T-1 forming a part of the Registration Statement, as to which such counsel need express no opinion, comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder.

     In addition to giving the opinions set forth above, such General Counsel shall state that he has no reason to believe (A) that any of the documents incorporated by reference in the Registration Statement and the Prospectus, other than the financial statements and the other financial information contained or incorporated by reference therein or omitted therefrom, or the information in the Form T-1 forming a part of the Registration Statement, as to which such counsel need express no opinion, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading, or
(B) that on the Effective Date or on the Closing Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, other than the financial statements and the other financial information contained or incorporated by reference therein or omitted therefrom, or the information in the Form T-1 forming a part of the Registration Statement, as to which such counsel need express no opinion.

     In rendering such opinion, such counsel may rely: (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the federal laws of the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on the certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Representative shall have received from Mayer, Brown, Rowe & Maw, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not in the ordinary course of business, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendment or supplement thereto).

          (e) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representative, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representative and PricewaterhouseCoopers LLP, of the type described in AICPA Statement on Auditing Standards No. 72.

          (f) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (g) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Mayer, Brown, Rowe & Maw, counsel for the Underwriters, at 190 South LaSalle Street, Chicago, Illinois 60603, on the Closing Date.

          7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representative on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any

Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that (i) the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and
     (ii) under the heading "Underwriting," (A) the sentences related to concessions and reallowances and (B) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

          11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York, 10013 Attention:
General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Bausch & Lomb Incorporated, attention Treasurer (fax no.: (585) 338-0810), and confirmed to it at Bausch & Lomb Incorporated, One Bausch & Lomb Place, Rochester, NY 14604, attention of the Legal Department.

          13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

          14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

          17. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date.

          "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

          "Rule 424" and "Rule 462" refer to such rules under the Act.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                        Very truly yours,

                                        BAUSCH & LOMB INCORPORATED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CITIGROUP GLOBAL MARKETS INC.


By:
   -------------------------------------
Name:
Title:


For itself and as representative
of the other several Underwriters
named in Schedule I to the
foregoing Agreement.

                                   SCHEDULE I

                                                                     PRINCIPAL
                                                                      AMOUNT
                                                                   OF SECURITIES
                                                                        TO
UNDERWRITERS                                                       BE PURCHASED
------------                                                       -------------
Citigroup Global Markets Inc....................................   $  40,000,000
Fleet Securities, Inc...........................................      10,000,000
       Total....................................................   $  50,000,000
                                                                   =============

                                       I-1